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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 4, 2002


                             CORUS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)


                          Commission File Number 0-6136


           Minnesota                                     41-0823592
(State or other jurisdiction               (I.R.S. Employer Identification No.)
       of incorporation)

3959 N. Lincoln Ave., Chicago, Illinois                     60613
(Address of principal executive offices)                  (Zip Code)


                                 (773) 832-3088
                         (Registrant's telephone number)


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                             CORUS BANKSHARES, INC.



ITEM 4:    Changes in Registrant's certifying accountant

On June 4, 2002, the Audit Committee of Corus Bankshares, Inc. ("Corus") recommended and Corus' Board of Directors approved the appointment of Ernst & Young LLP as independent accountants of Corus for fiscal 2002. This action causes the dismissal of Arthur Andersen LLP ("Andersen") as the independent accountants of Corus.

For the two years ended December 31, 2001, Andersen's reports on the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

For the two years ended December 31, 2001 and from December 31, 2001 through the effective date of the dismissal, there have been no disagreements between Andersen and Corus on any matters of accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

Corus has requested that Andersen furnish a letter addressed to the United States Securities and Exchange Commission stating whether Andersen agrees with the preceding statements. A copy of Andersen's letter dated June 4, 2002 is filed as Exhibit 16 hereto.


ITEM 7:  Financial Statements and Exhibits

(c) Exhibits

    16   Letter re Change in Certifying Accountant




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               CORUS BANKSHARES, INC.
                                   (Registrant)



June 6, 2002                By: /s/ Michael E. Dulberg
                               -----------------------
                               Michael E. Dulberg
                               First Vice President and Chief Accounting Officer (Principal Accounting Officer and duly authorized Officer of Registrant)